Exhibit 10.4

                         United Retail Group, Inc.
                          365 West Passaic Street
                      Rochelle Park, New Jersey 07662



                                              March 1, 2002



Mr. Raphael Benaroya
Chairman of the Board
United Retail Group, Inc.
365 West Passaic Street
Rochelle Park, NJ 07662

                  Re: Employment Agreement, dated November 20, 1998 (as amended, the "Agreement")

Dear Mr. Benaroya:

         I have calculated the cost of living adjustment in base salary provided under the Agreement based on data published by the Bureau of Labor Statistics of the Department of Labor.

         For fiscal 2002, your adjusted annual base salary under the terms of the Agreement is $633,000.

         As you know, this information was provided to the Board of Directors earlier today.

                                               Very truly yours,

                                               /s/ Jon Grossman
                                               --------------------
                                               Vice President - Finance

JG:jmt